UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2013

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota	000-29758	41-0856543
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

10050 Crosstown Circle, Suite 500, Eden Prairie, MN 55344

(Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

N/A

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)                                  On November 26, 2013, we appointed M. Shawn O’Grady, age 50, as our Chief Operating Officer effective November 26, 2013.  Mr. O’Grady will be responsible for overseeing our day-to-day operations.  Mr. O’Grady has served as our Executive Vice President, Field Operations since December 2009 when we acquired Incentra.  Prior to joining us, he served Incentra and its affiliates since 2005 in various executive positions, most recently, as its President and Chief Executive Officer.  There is no arrangement or understanding between Mr. O’Grady and any other persons pursuant to which Mr. O’Grady was selected to serve as an executive officer.  There are no family relationships between Mr. O’Grady and any of our directors or executive officers and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. O’Grady’s compensation will not change in connection with this appointment for the remainder of the fiscal year. He will continue to receive a base salary, which was set at $330,000 for 2013. He will also continue to have an annual cash incentive, which was set at 60% of his base salary for 2013.  We previously granted restricted stock awards to Mr. O’Grady under our 2011 Incentive Compensation Plan. Mr. O’Grady is also eligible to participate in the incentive plans available to other executive officers, as described in our Definitive Proxy Statement for our Annual Meeting of Shareholders held on May 22, 2013.  Additional information regarding Mr. O’Grady’s compensation is set forth in this definitive proxy statement under “Compensation Discussion and Analysis” and “Executive Compensation,” which is incorporated here by reference.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits

10.1                        Employment Agreement dated December 17, 2009, with M. Shawn O’Grady* (incorporated by reference to Exhibit 10.1 in our Form 8-K filed on December 22, 2009 (File No. 0-29758))

*  Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 26, 2013

DATALINK CORPORATION

	By	/s/ Gregory T. Barnum
Gregory T. Barnum,
Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
10.1	Employment Agreement dated December 17, 2009, with M. Shawn O’Grady*	Incorporated by reference to Exhibit 10.1 in our Form 8-K filed on December 22, 2009 (File No. 0-29758)

*  Management contract or compensatory plan or arrangement.